OFFICERS' CERTIFICATE AND
                              AUTHENTICATION ORDER


         We, IRVING LITTMAN, Vice President and Treasurer, and Karen E. Gowland, Secretary, of BOISE CASCADE CORPORATION, a Delaware corporation (the "Company"), each hereby certifies pursuant to Sections 102, 201, 301 and 303 of the Indenture, dated as of October 1, 1985, and amended as of December 20, 1989 and August 1, 1990, between the Company and U.S. Bank Trust National Association, as successor Trustee (the "Indenture"), that:

         A. The resolutions adopted by the Board of Directors of the Company at its meeting held on July 25, 1997 (the "Resolutions"), and the action taken by the Chairman of the Board and Chief Executive Officer on May 12, 1998 (the "Record of Action"), true, correct and complete copies of which have been attached hereto as Exhibits A and B, respectively (without attachments), have not been in any way modified, amended, rescinded or revoked and remain on the date hereof in full force and effect.

         B. The Indenture, as amended, has been duly authorized, executed and delivered by the Company and is in full force and effect on and as of the date hereof.

         C. The terms of the Company's Medium-Term Notes, Series A, to be issued from and after the date hereof, have been established in or pursuant to the Resolutions and the Record of Action and are as follows (capitalized terms used but not defined herein and defined in the Indenture have the respective meanings ascribed to them in the Indenture; additional terms are included in Exhibit C hereto):

         1. The series of Securities, the authorization for which is being hereby amended, is the Company's Medium-Term Notes, Series A (the "Notes").

         2. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture is hereby increased by $489,400,000.

         3. The Notes shall be issuable as registered securities in minimum denominations of $1,000 and integral multiples thereof.

         4. Each Note will be represented by either a global Note registered in the name of a nominee of the Depositary (each such Note represented by a global Note being herein referred to as a "Book-Entry Note") or a certificate issued in definitive registered form, without coupons (a "Certificated Note"), as indicated in an Officer's Determination of Terms Certificate in substantially the form attached hereto as Exhibit D (a "Terms Certificate"). If a Note is represented by a global Note, the name of the Depositary shall be set forth in the Terms Certificate.

         5. The Notes will be due and payable on the dates indicated in the Terms Certificate; provided, however, that no Note shall mature earlier than nine months, or later than 30 years, after its date of issue, unless otherwise provided for in a resolution of the Board of Directors of the Company.

         6. The Notes will bear interest as specified in the forms of Note attached hereto as Exhibits E and F.

         7. The applicable Terms Certificate will indicate either that a Note cannot be redeemed or repaid, as the case may be, prior to its Stated Maturity or that a Note will be redeemable or repayable, as the case may be, at the option of the Company or the Holder, as the case may be, on or after a specified date prior to its Stated Maturity at a specified price or prices (which may include a premium), together with accrued interest to the date of redemption or repayment, as the case may be. In addition, the applicable Terms Certificate will indicate either that the Company will not be obligated to redeem or purchase a Note pursuant to any sinking fund or analogous provisions or that the Company will be so obligated. If the Company will be so obligated, the applicable Terms Certificate will indicate the period or periods within which and the price or prices at which the applicable Notes will be redeemed or purchased, in whole or in part, pursuant to such obligation and the other detailed terms and provisions of such obligation.

         8. Payments of principal (and premium, if any) and interest payable at Maturity on Notes, other than Book-Entry Notes, will be made in immediately available funds at the Corporate Trust Office of U.S. Bank Trust National Association, in the Borough of Manhattan, The City of New York, provided that the Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures. All other interest payments will be made by check mailed to the address of the Person entitled thereto as it appears in the Security Register. Payment of principal (and premium, if any) and interest on Book-Entry Notes represented by any permanent global Note registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner and Holder of the permanent global Note representing such Book-Entry Notes.

         9. The Securities of such series shall be denominated in U.S. dollars and payments of principal and interest on the securities of such series shall be made in U.S. dollars.

         10. Certificated Notes may be presented for registration of transfer or exchange at the Corporate Trust Office of U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York, or at any other office or agency maintained by the Company for such purpose.

         11. The Notes shall contain and be subject to any additional terms and conditions as may be set forth in a Terms Certificate.

         12. A Terms Certificate setting forth the particular terms of an issuance of Notes may be signed by, or delivered on behalf of any one of, the Chairman of the Board and Chief Executive officer, the President and Chief Operating Officer, any Executive Vice President, any Vice President or the Treasurer of the Company.

     D. (1) Such officer has read or caused to be read the provisions of Sections 102, 201, 203, 301 and 303 of the

Indenture and the definitions in the Indenture relating thereto;

         (2) In connection with the issuance from time to time of up to $489,400,000 aggregate principal amount of the Notes, such officer has examined or caused to be examined the Resolutions and the Record of Action and such other related documents as such officer has deemed necessary or appropriate to enable him to give this Certificate;

         (3) Pursuant to the authority conferred by the Resolutions referred to in clause (2) above, the forms of Note attached hereto as Exhibits E and F are hereby approved; the Notes shall have such additional terms as shall be set forth in a Terms Certificate delivered to the Trustee or its authenticating agent; and the Trustee is hereby instructed to insert such terms on the face of the Notes;

         (4) In such officer's opinion, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether all conditions precedent provided for in the Indenture (including any covenants compliance with which constitute a condition precedent) to the establishment of the forms and terms of the Notes and to the Trustee's authentication and delivery of the Notes have been complied with; and

         (5) In such officer's opinion, all such conditions of the Indenture, as they related to the establishment of the forms of the Notes, have been complied with, and upon the delivery of the Terms Certificate form attached hereto as Exhibit D determining the final terms of the Notes, all such conditions of the Indenture, as they relate to the establishment of the terms of the Notes, will have been complied with; and the Trustee, on its own or acting through its authenticating agent, is hereby ordered to authenticate the Notes in accordance with the terms of the Terms Certificate and the Administrative Procedures attached to the Agency Agreement, dated May 12, 1998, between the Company and Goldman, Sachs & Co. and Salomon Brothers Inc, as Agents.

         IN WITNESS WHEREOF, I have hereunto signed my name as of this 12th day of May, 1998.

                                            BOISE CASCADE CORPORATION


                                            --------------------------
                                            Irving Littman
                                            Vice President and
                                            Treasurer



                                            --------------------------
                                            Karen E. Gowland
                                            Vice President, Associate
                                            General Counsel and
                                            Corporate Secretary

                                                                       EXHIBIT E

                               [FACE OF SECURITY]

REGISTERED                                                            REGISTERED

No. FXR

CUSIP

                            BOISE CASCADE CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)

[Insert if the Security is to be a Global Security -- This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Notes registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT:


ORIGINAL ISSUE DATE:     INTEREST RATE:           STATED MATURITY DATE:


REDEMPTION DATE:         REDEMPTION PRICE:        ANNUAL REDEMPTION
                                                  REDUCTION AMOUNT:

REPAYMENT DATE:          REPAYMENT PRICE:

         BOISE CASCADE CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [Insert if the Security is to be a Global Security -- Cede & Co., as nominee for The Depository Trust Company], or registered assigns, the principal sum of______________________________________
_______________________________________________________________________________
Dollars on the Stated Maturity Date shown above, and to pay interest thereon from the Original Issue Date shown above or, in the case of a Note issued upon registration of transfer or exchange, from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 of each year and at Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, provided that if the Original Issue Date occurs between a Regular Record Date and the corresponding Interest Payment Date, the first payment of interest will be made on the next succeeding Interest Payment Date to the holder of record on the Regular Record Date immediately preceding such Interest Payment Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such

Indenture and except as otherwise provided herein, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 16 or July 16 (whether or not a Business Day), as the case may be, next preceding the February 1 and August 1 Interest Payment Dates; provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of principal (and premium, if any) and interest on this Note due at Maturity will be made in immediately available funds at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New

York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided that this Note is presented to the Trustee in time for the Trustee to make such payment in accordance with its normal procedures. All other payments of interest will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                      BOISE CASCADE CORPORATION



[CORPORATE SEAL]                            By:
                                               -------------------------------
                                                 Vice President and Treasurer


                                            ATTEST:



                                            ----------------------------------
                                                    Assistant Secretary



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series
designated herein and referred to in the within-mentioned Indenture.



                U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee



                      By
                        ----------------------------------
                               Authorized Officer

                               (BACK OF SECURITY)

                            BOISE CASCADE CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)



         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of October 1, 1985, as amended by the First Supplemental Indenture, dated as of December 20, 1989, and the Second Supplemental Indenture, dated as of August 1, 1990, and as supplemented from time to time (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. U.S. Bank Trust National Association, became the successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture) under the Indenture. This Note is one of the series designated on the face hereof. The Notes of this series may be issued from time to time at varying Maturities and interest rates.

         Interest payments for this Note will include interest accrued to but excluding the Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         Unless one or more Redemption Dates is specified on the face hereof, this Note shall not be redeemable at the option of the Company before the Stated Maturity Date specified on the face hereof. If one or more Redemption Dates (or ranges of Redemption Dates) is so specified, this Note is subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is prior to the Redemption Date will be payable to the Holder of this Note, or one or more predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. The Company may elect to redeem this Note for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination as defined herein.

         Unless a Repayment Date is specified on the face hereof, this Note shall not be repayable at the option of the Holder on any date prior to the Stated Maturity Date specified on the face hereof. If a Repayment Date is so specified, this Note is subject to repayment on any such date at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repayment Date, but interest installments whose Stated Maturity is prior to the Repayment Date will be payable to the Holder of this Note, or one or more predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. For this Note to be repaid at the option of the Holder, the Trustee must receive at the Corporate Trust Office, at least 30 days but not more than 45 days prior to the Repayment Date on which this Note is to be repaid, this Note and a statement that the option to elect repayment is being exercised thereby. Exercise of the repayment option by the Holder shall be irrevocable. The repayment option with respect to this Note may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such repayment is an Authorized Denomination as defined herein.

                 [INSERT SINKING FUND PROVISIONS IF APPLICABLE]

         In the event of redemption or repayment of this Note in part only, a new Note or Notes of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and uncon ditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits the Holder's right to enforce the Indenture and this Note.

         In the event of the merger or consolidation of the obligor on the Notes into, or of the transfer of its assets substantially as an entirety to, a successor corporation, such successor corporation shall assume payment of the Notes and performance of every covenant of the Indenture on the part of the predecessor corporation to be performed, and shall be substituted for the predecessor corporation under the Indenture; and in the event of any such transfer, such predecessor corporation shall be discharged from all obligations and covenants under the Indenture and the Notes and may be dissolved and liquidated, all as more fully set forth in the Indenture.

         As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, the transfer of this
Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof (each such amount an "Authorized Denomination"). As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Notes of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -_____________ Custodian_____________
                            (Cust)                (Minor)

                        Under Uniform Gifts to Minors Act


                        ----------------------------------
                                     (State)

Additional abbreviations may also be used though not in the above list.

                    -------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ____________________________________
/                                   /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby

irrevocably constituting and appointing ________________________________________

--------------------------------------------------------------------------------
attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.



Dated:
      ---------------         -------------------------------------------------
                              NOTICE: The signature to this assign-
                              ment must correspond with the name as
                              written upon the face of the within
                              instrument in every particular, without
                              alteration or enlargement or any change
                              whatever.

                                                                       EXHIBIT F

                               [FACE OF SECURITY]

REGISTERED                                                            REGISTERED

No. FLR

CUSIP

                            BOISE CASCADE CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                 (Floating Rate)

[Insert if the Security is to be a Global Security -- This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Notes registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT:


ORIGINAL ISSUE DATE:     INITIAL INTEREST RATE:   STATED MATURITY DATE:


INDEX MATURITY:          INTEREST RATE BASIS:     SPREAD (+/-):


MAXIMUM INTEREST RATE:   MINIMUM INTEREST RATE:   SPREAD MULTIPLIER:


INTEREST RESET PERIOD:



INTEREST PAYMENT DATES:

                                                  INTEREST DETERMINATION
INTEREST RESET DATES:    CALCULATION AGENT:       DATE:



REDEMPTION DATE:         REDEMPTION PRICE:        ANNUAL REDEMPTION
                                                  REDUCTION AMOUNT:

REPAYMENT DATE:          REPAYMENT PRICE:





         BOISE CASCADE CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [Insert if the Security is to be a Global Security -- Cede & Co., as nominee for The Depository Trust Company"], or registered assigns, the principal sum of _____________________________________
Dollars on the Stated Maturity Date shown above, and to pay interest thereon from the Original Issue Date shown above or, in the case of a Note issued upon registration of transfer or exchange, from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates set forth above and at Maturity, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, provided that if the Original Issue Date occurs between a Regular Record Date and the corresponding Interest Payment Date, the first payment of interest will be made on the next succeeding Interest Payment Date to the holder of record on the Regular Record Date immediately preceding such Interest Payment Date, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture and except as otherwise provided herein, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not such date is a Business Day) next preceding each Interest Payment Date; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular

Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of principal (and premium, if any) and interest on this Note due at Maturity will be made in immediately available funds at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, in any such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided that this Note is presented to the Trustee in time for the Trustee to make such payment in accordance with its normal procedures. All other payments of interest will be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                 BOISE CASCADE CORPORATION



[CORPORATE SEAL]                       By:
                                          ---------------------------------
                                             Vice President and Treasurer


                                       ATTEST:



                                       ------------------------------------
                                                 Assistant Secretary



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series
designated herein and referred to in the within-mentioned Indenture.



                U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee



                          By
                            ----------------------------
                               Authorized Officer

                               [BACK OF SECURITY]

                            BOISE CASCADE CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                 (Floating Rate)


         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of October 1, 1985, as amended by the First Supplemental Indenture, dated as of December 20, 1989, and the Second Supplemental Indenture, dated as of August 1, 1990, and as supplemented from time to time (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. U.S. Bank Trust National Association, became the successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture) under the Indenture. This Note is one of the series designated on the face hereof. The Notes of this series may be issued from time to time at varying Maturities and interest rates.

         The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Date will be, if this Note resets daily, each Market Day; if this Note resets weekly (unless the Interest Rate Basis on this Note is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis on this Note is the Treasury Rate, the Tuesday of each week, except as provided below; if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year, as specified on the face hereof; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Market Day, the Interest Reset Date shall be postponed to the next day that is a Market Day except that if (i) the rate of interest on this Note will be determined in accordance with the provisions of the heading "Determination of LIBOR" below and (ii) such Market Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

         Determination of Commercial Paper Rate. If the Interest Rate Basis on this Note is the Commercial Paper Rate, the interest rate with respect to this Note shall equal (i) the Money Market Yield (calculated as described below) of the rate on such Commercial Paper Interest Determination Date (as defined below) for commercial paper having the Index Maturity shown on the face hereof, as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper", or if such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper", or (ii) if such rate is not published in either H.15(519) by 9:00 A.M., New York City time, or in Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity shown on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, adjusted in each of the above cases by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof;

provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate will be the Commercial Paper Rate in effect hereon on such Commercial Paper Interest Determination Date.

         "Money Market Yield" shall be the yield (expressed as a percentage rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                                          D x 360
               Money Market Yield =  ---------------  x 100
                                        360 - D x M

where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Determination of Federal Funds Effective Rate. If the Interest Rate Basis on this Note is the Federal Funds Effective Rate, the interest rate with respect to this Note shall equal (i) the rate published in H.15(519) under the heading "Federal Funds (Effective)" for each Federal Funds Effective Interest Determination Date (as defined below) or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Effective Interest Determination Date, then the Federal Funds Effective Rate will be the rate on such Federal Funds Effective Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate", or (ii) if such rate is not published in either H.15(519) by 9:00 A.M., New York City time, or in Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Federal Funds Effective Rate for that Federal Funds Effective Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (rounded upwards, if necessary, to the next higher one-hundred thousandth of a percentage point) of the rates, as of 9:00 A.M., New York City time, on that Federal Funds Effective Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, adjusted in each of the above cases by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds

Effective Rate will be the Federal Funds Effective Rate in effect on such Federal Funds Effective Interest Determination Date.

         Determination of LIBOR. If the Interest Rate Basis on this Note is LIBOR, the interest rate payable with respect to this Note shall be determined in accordance with the following provisions:

         (i) With respect to any LIBOR Interest Determination Date (as defined below), LIBOR will be either (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean (rounded upward, if necessary, to the next higher one-hundred thousandth of a percentage point) of the offered rates for deposits of not less than U.S.$1,000,000 having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or (b) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method of calculating LIBOR, the rate for deposits of not less than U.S.$1,000,000 having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, if LIBOR Reuters is specified on the face hereof, or if no such rate appears, if LIBOR Telerate is specified on the face hereof, LIBOR for such LIBOR Interest Determination Date will be determined as described in (ii) below.

         (ii) With respect to a LIBOR Interest Determination Date on which LIBOR is to be determined pursuant to this clause (ii), LIBOR will be determined on the basis of the rates at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date at which deposits in U.S. dollars having the Index Maturity shown on the face hereof are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent commencing on the second London Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than US$1 million that in the Calculation Agent's judgment is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean

(rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) of such quotations as determined by the Calculation Agent, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication of the Spread Multiplier, if any, specified on the face hereof. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York, selected by the Calculation Agent, for loans in U.S. dollars to leading European banks, having the Index Maturity shown on the face hereof commencing on the second London Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than US$l million that in the Calculation Agent's judgment is representative for a single transaction in such market at such time, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be the LIBOR in effect on such LIBOR Interest Determination Date.

         Designated LIBOR Page means (i) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) for the purpose of displaying the London interbank rates of major banks, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or any successor service) for the purpose of displaying the London interbank rates of major banks.

         Determination of Treasury Rate. If the Interest Rate Basis on this Note is the Treasury Rate, the interest rate payable with respect to this Note shall equal the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published in H.15(519), under the heading "U.S. Government Securities - Treasury Bills auction average (investment)" on each Treasury Interest Determination Date (as defined below) or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent, rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point, on the basis of a year of 365 or 366 days as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or, by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are neither published in H.15(519) by 9:00 A.M., New York City time, nor otherwise published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to Maturity (expressed as a bond equivalent, rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on such Treasury Interest Determination Date.

          [INSERT OTHER INTEREST RATE BASIS PROVISIONS, IF APPLICABLE]

         Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

         The Calculation Agent will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as a result of a determina-tion made on the most recent Interest Determination Date with respect to this Note.

         If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Market Day, the Interest Payment Date shall be postponed to the next day that is a Market Day, except that if (i) the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, and (ii) such Market Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Market Day. "Market Day" means any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close. "London Market Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

         The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of Commercial Paper Rate" above (the "Commercial Paper Interest Determination Date") or the heading "Determination of Federal Funds Effective Rate" above (the "Federal Funds Effective Interest Determination Date") will be the second Market Day preceding such Interest Reset Date with respect to such Note, unless otherwise specified on the face hereof. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above (the "LIBOR Interest Determination Date") will be the second London Market Day preceding such Interest Reset Date, unless otherwise specified on the face hereof. The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of Treasury Rate" above (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned, unless otherwise specified on the face hereof. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset

Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Market Day immediately following such auction date.

         The Calculation Date, if applicable, pertaining to any Interest Determination Date is the tenth day after such Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

         Interest payments for this Note shall be the amount of interest accrued from and including the last preceding Interest Payment Date and to, but excluding, the next succeeding Interest Payment Date; provided, however, that if the Interest Reset Dates with respect to such Note are daily or weekly, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued from and including its original issue date or from but excluding the last preceding Regular Record Date, as the case may be, to and including the next succeeding Regular Record Date. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid is calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, to the date for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% or
 .09876545 being rounded to 9.87655% or .0987655, respectively)) for each such day shall be computed by dividing the interest rate (expressed as a decimal rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) applicable to such day by 360, in the case of the Commercial Paper Rate, Federal Funds Effective Rate or LIBOR, or by the actual number of days in the year in the case of the Treasury Rate, unless otherwise specified.

         Unless one or more Redemption Dates is specified on the face hereof, this Note shall not be redeemable at the option of the Company before the Stated Maturity Date speci fied on the face hereof. If one or more Redemption Dates (or ranges of Redemption Dates) is so specified, this Note is subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is prior to the Redemption Date will be payable to the Holder of this Note, or one or more predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. The Company may elect to redeem this Note for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination as defined herein.

         Unless a Repayment Date is specified on the face hereof, this Note shall not be repayable at the option of the Holder on any date prior to the Stated Maturity Date specified on the face hereof. If a Repayment Date is so specified, this Note is subject to repayment on any such date at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percen tage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repayment Date, but interest installments whose Stated Maturity is prior to the Repayment Date will be payable to the Holder of this Note, or one or more predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. For this Note to be repaid at the option of the Holder, the Trustee must receive at the Corporate Trust Office, at least 30 days but not more than 45 days prior to the Repayment Date on which this Note is to be repaid, this Note and a statement that the option to elect repayment is being exercised thereby. Exercise of the repayment option by the Holder shall be irrevocable. The repayment option with respect to this Note may be exercised by the Holder for less than the entire principal amount hereof, provided that the principal amount, if any, of this Note that remains outstanding after such repayment is an Authorized Denomination as defined herein.

                 [INSERT SINKING FUND PROVISIONS, IF APPLICABLE]

         In the event of redemption or repayment of this Note in part only, a new Note or Notes of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at an time by the Company and the Trustee with the consent or the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits the Holder's right to enforce the Indenture and this Note.

         In the event of the merger or consolidation of the obligor on the Notes into, or of the transfer of its assets substantially as an entirety to, a successor corporation, such successor corporation shall assume payment of the Notes and performance of every covenant of the Indenture on the part of the predecessor corporation to be performed, and shall be substituted for the predecessor corporation under the Indenture; and in the event of any such transfer, such predecessor corporation shall be discharged from all obligations and covenants under the Indenture and the Notes and may be dissolved and liquidated, all as more fully set forth in the Indenture.

         As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, the transfer of this
Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof (each such amount an "Authorized Denomination"). As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Notes of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -_____________ Custodian_____________
                            (Cust)                 (Minor)

                        Under Uniform Gifts to Minors Act


                       -----------------------------------
                                     (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ____________________________________
/                                   /
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
      ---------------         -------------------------------------------------
                              NOTICE: The signature to this assign-
                              ment must correspond with the name as
                              written upon the face of the within
                              instrument in every particular, without
                              alteration or enlargement or any change
                              whatever.